Exhibit 99.1

eGain Announces Fiscal 2015 Third Quarter Financial Results

•	Total quarterly non-GAAP revenue of $19.3 million, up 7% year over year (up 12% on a constant currency basis)
•	Nine month non-GAAP total revenue of $59.2 million, up 15% year over year (up 16% on a constant currency basis)
•	Third quarter gross bookings of $15.6 million, up 32% year over year (up 49% on a constant currency basis)
•	Nine month gross bookings of $57.2 million, up 49% year over year (up 72% on a constant currency basis)
•	Third quarter Adjusted EBITDA of $345,000, or $0.01 per share

Sunnyvale, Calif. (May 6, 2015) – eGain (NASDAQ: EGAN), the leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2015 third quarter ended March 31, 2015.

“Our bookings grew sequentially as well as year over year, based on continued improvement in sales execution,” said Ashu Roy, eGain CEO.  “At the same time, our adjusted EBITDA improved significantly - driven by our new version 14 product, optimized sales and marketing spend, and synergies from the Exony acquisition.”

Customer Success

•	US Department of Veterans Affairs expanded the use of eGain Knowledge across more than 20,000 users
•	A Global Top 10 Insurance Provider selected eGain VIM to manage and measure performance of over 4000 contact center agents worldwide
•	Navy Federal Credit Union selected eGain to deliver proactive digital services to millions of members
•	One of the largest UK Government Agencies deploying eGain platform integrated with Cisco contact center infrastructure to deliver digital-first service to tens of millions of citizens

Operating Highlights

•	Launched eGain GPS app for mobile knowledge
• Issued three new patents during the quarter in the area of digital collaboration and personalized interactions
•	Orchestrated successful eGain World London with over 400 customers, prospects and partners, with attendance up 100% over last year. Noted presentations included:

Barclay ABSA – How a leading bank became #1 in customer service by leveraging eGain Knowledge

Capita – How a leading BPO delivers digital transformation services leveraging the eGain platform

Financial Update

Total GAAP revenue for the fiscal third quarter was $19.2 million, an increase of 7% on a year over year basis. Total GAAP revenue on a constant currency basis, reflecting the strengthening US dollar compared to foreign currencies, was $20.4 million, an increase of 12% year over year.    Subscription and support revenue for the fiscal third quarter was $10.8 million, an increase of 2% on a year over year basis. Subscription and support revenue on a constant currency basis, reflecting the strengthening US dollar compared to foreign currencies, was $11.5 million, up 7%.    License revenue for the fiscal third quarter was $5.2 million, an increase of 108% on a year over year basis. Professional services revenue for the fiscal third quarter was $3.2 million, down 35% on a year over year basis.

For the nine months ended March 31, 2015, total GAAP revenue was $58.8 million, an increase of 15% from the same period last year. Total GAAP revenue on a constant currency basis, reflecting the strengthening US dollar compared to foreign currencies, was $61.0 million, an increase of 16% from the same period last year. Subscription and support revenue was $32.2 million, an increase of 6% from the same period last year. Subscription and support revenue on a constant currency basis, reflecting the strengthening US dollar compared to foreign currencies, was $33.3 million, up 8% from the same period last year.  License revenue was $15.5 million, an increase of 65% from the same period last year. Professional services revenue was $11.1 million, a decrease of 5% from the same period last year.

Gross profit for the fiscal third quarter was $11.7 million, compared to $12.0 million for the third quarter of fiscal 2014. Gross margin for the fiscal third quarter was 61%, compared to 67% in the third quarter last year. The subscription and support revenue gross margin for the fiscal third quarter was 72%, compared to 79% in the third quarter last year.

For the nine months ended March 31, 2015, gross profit was $36.1 million, compared to $34.0 million for the same period last year. Gross margin was 61%, compared to 66% for the same period last year. The subscription and support revenue gross margin for the nine months ended March 31, 2015 was 72%, compared to 80% for the same period last year.

Adjusted EBITDA for the fiscal third quarter was $345,000, or $0.01 per share on a basic and diluted basis, compared to $258,000, or $0.01 per share on a basic and diluted basis, for the third quarter of fiscal 2014.

For the nine months ended March 31, 2015, adjusted EBITDA was a loss of $1.1 million,  or a loss of $0.04 per share on a basic and diluted basis, compared to a loss of $1.0 million, or a loss of $0.04 per share on a basic and diluted basis, for the same period last year.

GAAP net loss for the fiscal third quarter was $2.4 million, or a loss of $0.09 per share on a basic and diluted basis, compared to net loss of $1.0 million, or a loss of $0.04 per share on a basic and diluted basis, for the third quarter of last year.

For the nine months ended March 31, 2015, GAAP net loss was $9.5 million, or a loss of $0.36 per share on a basic and diluted basis, compared to net loss of $4.2 million, or a loss of $0.17 per share on a basic and diluted basis, for the same period last year.

Total cash, cash equivalents and restricted cash was  $10.0 million as of March 31, 2015, compared to $9.3 million as of December  31, 2014.

Total deferred revenue (which includes both deferred revenue on the balance sheet of $16.0 million and unbilled deferred revenue that remains off balance sheet of $22.1 million, collectively representing contractual commitments that have not been recognized as revenue) was $38.1 million as of March 31, 2015, compared to $41.7 million as of December  31, 2014.

Fiscal 2015 Guidance

eGain is reiterating its previously stated guidance of total annual revenue for fiscal 2015, ending June 30, 2015, of between $80 million and $85 million, and that it expects to exit fiscal 2015 with an adjusted EBITDA run rate of at least 5%.

Non-GAAP Financial Measures

The reported results include adjusted EBITDA, a non-GAAP financial measure, defined as net income (loss), adjusted for the impact of purchase accounting adjustments to deferred revenue related to acquisitions, depreciation and amortization, stock-based compensation expense, interest expense, net, income tax (benefit) provision, amortization of acquired intangible assets, acquisition-related expenses and severance and related charges. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.  Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 8:00 a.m. Eastern Time  (5:00 a.m. Pacific Time). To access the live call, please dial (888) 438-5524 (U.S. toll free) or (719) 457-2085 (international), and give the participant pass code 1682500. A live webcast of the call can be accessed from the investors section at www.egain.com. An audio replay of the conference call can be accessed at (888) 203-1112 (U.S. toll-free) or (719) 457-0820 (international). The replay will be available starting two hours after the call and remain in effect for one week. The required pass code is 1682500. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain’s customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in a multichannel world. To find out more about eGain Corporation, visit http://www.egain.com/company/investors/

Headquartered in Sunnyvale, California, eGain has operating presence in North America, EMEA, and APAC. To learn more about us, visit www.eGain.com or call our offices: +1-800-821-4358 (US), +44-(0)-1753-464646 (EMEA), or +91-(0)-20-6608-9200 (APAC).

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other matters, statements about the Company’s market opportunities, statements referring to organizational changes, statements about the Company’s financial results for the fiscal third quarter and the nine months ended March 31, 2015, statements with respect to total revenue, statements regarding deferred revenue, subscription and support revenue, license revenue and statements regarding our fiscal 2015 guidance, including sources of revenue and business mix. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to; risks that our hybrid revenue model and lengthy sales cycles may negatively affect our operating results; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks associated with new product releases; our ability to comply with the covenants of the Wells Fargo Credit Agreement; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s annual report on Form 10-K filed on September 12, 2014, and eGain’s quarterly reports on Form 10-Q, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

Note: eGain is a registered trademark, and the other eGain product and service names appearing in this release are trademarks or service marks, of eGain. All other company names and products are trademarks or registered trademarks of their respective companies.

eGain	MKR Group Investor Relations
Charles Messman, VP Finance	Todd Kehrli or Jim Byers
Phone: 408-636-4500	Phone: 323-468-2300
Email: ir@egain.com	Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31, 2015	June 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$9,190	$8,785
Restricted cash	766	30
Accounts receivable, net	12,220	11,163
Deferred commissions	544	865
Prepaid and other current assets	1,825	1,348
Total current assets	24,545	22,191
Property and equipment, net	3,435	4,489
Deferred commissions, net of current portion	150	337
Intangible assets	8,315	—
Goodwill	13,230	4,880
Other assets	1,317	750
Total assets	$50,992	$32,647

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,909	$2,162
Accrued compensation	7,483	5,729
Accrued liabilities	2,791	1,456
Deferred revenue	14,569	12,920
Capital lease obligations	451	392
Bank borrowings	562	1,417
Total current liabilities	27,765	24,076
Deferred revenue, net of current portion	1,377	793
Capital lease obligations, net of current portion	342	625
Bank borrowings, net of current portion	16,312	3,583
Other long term liabilities	2,033	521
Total liabilities	47,829	29,598
Stockholders' equity:
Common stock	27	25
Additional paid-in capital	340,402	330,657
Notes receivable from stockholders	(77)	(83)
Accumulated other comprehensive loss	(1,113)	(970)
Accumulated deficit	(336,076)	(326,580)
Total stockholders' equity	3,163	3,049
Total liabilities and stockholders' equity	$50,992	$32,647

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2015	2014	2015	2014
Revenue:
Subscription and support	$10,840	$10,608	$32,241	$30,320
License	5,230	2,519	15,541	9,422
Professional services	3,162	4,899	11,057	11,631
Total revenue	19,232	18,026	58,839	51,373
Cost of subscription and support	3,021	2,238	9,164	6,160
Cost of license	4	28	58	80
Cost of professional services	4,525	3,716	13,556	11,111
Total cost of revenue	7,550	5,982	22,778	17,351
Gross profit	11,682	12,044	36,061	34,022
Operating expenses:
Research and development	4,142	2,668	12,043	7,164
Sales and marketing	7,883	8,628	25,987	24,640
General and administrative	1,812	1,436	7,327	5,572
Total operating expenses	13,837	12,732	45,357	37,376
Loss from operations	(2,155)	(688)	(9,296)	(3,354)
Interest expense, net	(310)	(17)	(578)	(146)
Other income (expense), net	15	(77)	168	(355)
Loss before income tax benefit (provision)	(2,450)	(782)	(9,706)	(3,855)
Income tax benefit (provision)	51	(225)	210	(373)
Net loss	$(2,399)	$(1,007)	$(9,496)	$(4,228)

Per share information:
Basic and diluted net loss per common share	$(0.09)	$(0.04)	$(0.36)	$(0.17)
Weighted average shares used in computing basic and diluted net loss per common share	26,709	25,418	26,516	25,316

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$—	$175	$—
Research and development	$437	$—	$1,141	$—
Sales and marketing	$172	$—	$450	$—
General and administrative	$19	$—	$49	$—

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$106	$92	$409	$244
Research and development	$184	$102	$594	$201
Sales and marketing	$102	$179	$421	$472
General and administrative	$130	$97	$406	$293

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2015	2014	2015	2014
Revenue	$19,232	$18,026	$58,839	$51,373
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	71	—	319	—
Non-GAAP Revenue	$19,303	$18,026	$59,158	$51,373

Adjusted EBITDA
Net loss	$(2,399)	$(1,007)	$(9,496)	$(4,228)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	71	—	319	—
Depreciation and amortization	607	553	1,898	1,537
Stock-based compensation expenses	522	470	1,830	1,210
Interest expense, net	310	17	578	146
Income tax (benefit) provision	(51)	225	(210)	373
Amortization of acquired intangible assets	695	—	1,815	—
Acquisition-related expenses	—	—	844	—
Severance and related charges	590	—	1,294	—
Adjusted EBITDA	$345	$258	$(1,128)	$(962)

eGain Corporation

Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended				Nine Months Ended
	March 31,				March 31,
		Percent Change				Percent Change
	2015	Actual	Constant	2014	2015	Actual	Constant	2014
Gross bookings	$15,603	32%	49%	$11,830	$57,200	49%	72%	$38,410
Total revenue	$19,232	7%	12%	$18,026	$58,839	15%	16%	$51,373
Gross profit	$11,682	(3)%	2%	$12,044	$36,061	6%	8%	$34,022
Total operating expenses	$13,837	9%	16%	$12,732	$45,357	21%	24%	$37,376
Loss from operations	$(2,155)	NM	NM	$(688)	$(9,296)	NM	NM	$(3,354)
Net loss	$(2,399)	NM	NM	$(1,007)	$(9,496)	NM	NM	$(4,228)

* NM - Not Meaningful